                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21488

                        Cohen & Steers Utility Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.


--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Utility Fund for the quarter and period May 3, 2004 (commencement of operations) through December 31, 2004. The net asset values per share on December 31, 2004 were $13.78, $13.74, and $13.75 for Class A, B, and C shares, respectively. Class I shares had a net asset value of $13.78 per share. For the quarter and period since inception, the total return, including income, for Cohen & Steers Utility Fund and the comparative benchmarks were:

                                                       TOTAL RETURN, PERIOD
                                                          ENDED 12/31/04
                                                       --------------------
                                                                   SINCE
                                                       QUARTER   INCEPTION(b)
                                                       -------   -----------
Cohen & Steers Utility Fund Class A..................    9.8%      21.8%
Cohen & Steers Utility Fund Class B..................    9.5%      21.1%
Cohen & Steers Utility Fund Class C..................    9.6%      21.2%
Cohen & Steers Utility Fund Class I..................    9.8%      22.0%
S&P 1500 Utilities Index(c)..........................   11.6%      22.0%
Merrill Lynch Fixed Rate Preferred Index)d)..........    2.2%       7.3%

    The asset mix of the fund as of December 31, 2004 consisted of 79% utility common stocks, 16% preferred and other fixed income investments (including 4% in fixed income securities issued by utility companies), with the remaining 5% in cash. We have an allocation to preferred stocks to enhance the income potential of the fund. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any (standardized performance reflecting such sales loads is included at the end of this report).

    During the quarter, quarterly distributions were declared for shareholders of record on December 22, 2004 and paid on December 23, 2004 in the amounts per share for Class A, B, C and I shares of $0.085, $0.065, $0.065, and $0.095, respectively.(a)

-------------------
(a) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.
(b) Inception date: May 3, 2004
(c) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(d) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

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                                       1

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

INVESTMENT REVIEW

    Utility shares performed well during the quarter and from inception through year-end due mainly, in our view, to improving industry fundamentals, large dividend increases, and expectations for strong earnings growth in 2005. After several years of focusing on balance sheet repair and exiting un-regulated businesses, a favorable commodity price backdrop and favorable regulation has allowed many utilities to generate positive free cash flow for the first time in many years. Coupled with dividend payout ratios that are low by historical standards, managements of many utilities are now able to return excess cash flow to shareholders in the form of higher dividends. While not all utilities raised their dividends, during the fourth quarter, several utilities announced substantial dividend increases. TXU raised its dividend 350%, while double-digit increases were posted by Exelon (31%), Edison International (25%), PNM Resources (21%), Entergy (20%), and FirstEnergy (10%).

    Dividend increases from large cap utilities helped the integrated electric group, which generates, transmits and distributes electricity through regulated and unregulated companies, generate a total return of 22.4% from inception through year-end. As a more interest-rate sensitive sector, natural gas distribution utility share prices benefited from stable interest rates and expectations for only moderate future increases in interest rates. The natural gas distribution sector produced a 15.0% total return. The integrated natural gas sector had a 24.7% total return during the quarter. The share prices of integrated natural gas companies fluctuated with volatile natural gas and crude oil prices, which influences profits in the exploration and production business. Driven by strong demand growth and concern over supply shortages, the price of crude oil increased 53% during the year to $43.45 per barrel, while the price of natural gas rose 10% to $6.15 per MMBtu. Electric distribution utilities, which are primarily engaged in the state-regulated distribution of electricity, had a 12.5% total return.

    The fund's best performing investments during the quarter were in the integrated electric sector, which produced a total return of 12.7%, while the worst performing sector for the fund was the integrated natural gas sector, which had a 7.8% total return. The fund's top contributor to performance also delivered the strongest dividend growth in the sector. TXU Corp., one of the fund's largest holdings, had a total return of 40.0%, following the announcement of a 350% increase in the company's dividend. The increase is the result of the new CEO's restructuring program that is also leading to increased earnings, reduced debt, and lower business risk. The fund's largest holding, Exelon Corporation, was another top performer, contributing a total return of 21.3%. During the fourth quarter Exelon announced a 31% dividend increase and committed to growing their dividend a further 14% upon completion of the company's planned acquisition of Public Service Enterprise Group, which operates in New Jersey. We believe the transaction will benefit shareholders as Exelon applies its best in class operating skills to Public Service's underperforming nuclear fleet. The top performers during the fourth quarter were also the top contributors to performance from inception through year-end. During this period TXU Corp. and Exelon Corporation generated total returns of 92.1% and 35.2%, respectively. Laggards included FirstEnergy, with a total return of - 2.9% and Keyspan Corp, which had a total return of 1.8%.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

INVESTMENT OUTLOOK

    After a strong year of performance in 2004, we believe utility stocks should continue to perform well in 2005 due to the combination of strong fundamentals, a favorable commodity environment and attractive earnings and dividend growth. Though we remain optimistic about utilities performance in 2005, we don't believe that returns from utility stocks will continue indefinitely at the 2004 pace.

    Utility fundamentals have improved as utilities have refocused on their core regulated business franchises following problems associated with the partial deregulation of the industry. Balance sheets are getting stronger after several years of sizable equity issuance. The industry's debt to capitalization ratio fell to 56.1% by the end of the third quarter 2004 from 60.0% a year ago, and we expect continued improvement in 2005.

    We expect that utility stocks will continue to benefit from a positive commodity environment, as the supply/demand balance for natural gas markets remains tight, which should support high natural gas prices. This is positive for most utilities because, after the construction of roughly $100 billion of natural gas-fired power plants over the last several years, power prices are more heavily influenced by natural gas prices. In wholesale markets, utilities with nuclear and coal-fired power plants, which represent the majority of the power industry, should be able to achieve attractive profit margins given higher power prices and relatively stable and low costs for these fuels. We also expect regulators to continue to be supportive of utilities' efforts to pass along higher commodity costs to consumers in retail markets.

    As a result of the positive commodity environment and constructive regulation, we expect earnings and cash flows to continue to improve. The ratio of operating cash flow to interest expense for the sector increased to 6.4x at the end of the third quarter 2004 from 4.3x one year ago. Free cash flow, a measure of cash available after all capital expenditures and dividend payments to common shareholders, increased to $2.4 billion for the trailing twelve months ending in the third quarter from -$5 billion for the same period one year earlier. These positive operating and financial trends should help the utility sector produce double-digit earnings growth in 2005, currently higher than growth expectations for any other equity sector. This should also result in dividend growth that is above historical levels.

    We will continue to concentrate our portfolio in companies that we believe have the potential for above-average growth in earnings and dividends. We focus on the more highly regulated utilities that in our view have above-average credit quality and offer the potential for greater stability of earnings and dividends. These businesses include regulated and integrated electric and gas utilities and natural gas pipelines. We remain focused on the U.S. markets but we do have a small allocation to utilities in the United Kingdom and Germany, which we believe offer strong fundamentals, high dividends, and attractive valuations. We have a modest allocation to utilities that benefit from high natural gas prices through exploration and production and coal and nuclear generators that have margin expansion opportunities in wholesale power markets where high natural gas prices are increasingly the marginal price-setting fuel.

    We believe that utility stocks should continue to benefit from their attractive dividend yields, especially with a growing awareness that utilities are one of the highest yielding sectors in the S&P 500 that qualifies for the

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

reduced tax rate on dividends. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the federal tax rate on qualified dividend income to a maximum of 15%, down from the current top rate of 35.0%. With improving fundamentals, favorable regulation, and attractive earnings and dividend growth, we believe utilities will benefit from increased demand for more conservative income-producing equity investments. Consequently, we believe Cohen & Steers Utility Fund is well positioned to deliver potentially attractive current income and capital appreciation over time.

Sincerely,

             Martin Cohen                Robert H. Steers
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

        Robert Becker                   William F. Scapell
        ROBERT BECKER                   WILLIAM F. SCAPELL
        Portfolio Manager               Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

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                                       4

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Utility Fund, Inc. (the Fund) is total return. In pursuing total return, the Fund seeks both capital appreciation and current income with approximately equal emphasis. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so.

    From the fund's inception, May 3, 2004 through December 31, 2004, the fund's total returns for A, B, C and I shares were 21.8%, 21.1%, 21.2% and 22.0%, respectively. This compared to 22.0% for the S&P 1500 Utilities Index. The fund's best performing sector during this period was the integrated electric sector, while the worst performing sector for the fund was the integrated natural gas sector. The fund's top contributor to performance also delivered the strongest dividend growth in the sector. TXU Corp., one of the fund's largest holdings, had a total return of 92.1%, following the announcement of a 350% increase in the company's dividend. The fund's largest holding, Exelon Corporation, was another top performer, contributing a total return of 35.2%. During the fourth quarter Exelon announced a 31% dividend increase. Laggards included FirstEnergy, with a total return of 3.93% and Keyspan Corp, which had a total return of 11.7%.





                     COHEN & STEERS UTILITY FUND -- CLASS A

                              TOTAL RETURNS
                      FOR PERIODS ENDED DEC. 31, 2004
                         SINCE INCEPTION (5/3/04)
------------------------------------------------------
Fund                            16.32%(b)
S&P 1500 Utilities Index(a)       22%
Philadelphia Utility Index(a)   20.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
Reflects $9.550 investment made on May 3, 2004

                Cohen & Steers              S&P 1500                        Philadelphia
                Utility Fund-Class A        Utilities Index                 Utility Index
                --------------------        ---------------                 --------------
  5/3/04                9550                    10000                           10000
 5/31/04                9858                    10047                           10053
 6/30/04               10050                    10171                           10141
 7/31/04               10175                    10314                           10307
 8/31/04               10492                    10687                           10684
 9/30/04               10596                    10753                           10769
10/31/04               11015                    11251                           11345
11/30/04               11326                    11676                           11716
12/31/04               11632                    12200                           12046



                     COHEN & STEERS UTILITY FUND -- CLASS B

                              TOTAL RETURNS
                      FOR PERIODS ENDED DEC. 31, 2004
                         SINCE INCEPTION (5/3/04)
------------------------------------------------------
Fund                            15.03%(b)
S&P 1500 Utilities Index(a)      22%
Philadelphia Utility Index(a)   20.46%(c)

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


Caption>
                Cohen & Steers           S&P 1500                Philadelphia
                Utility Fund -Class B    Utilities Index         Utility Index
                ---------------------    ---------------         -------------
  5/3/04              10000                   10000                   10000
 5/31/04              10305                   10047                   10053
 6/30/04              10497                   10171                   10141
 7/31/04              10620                   10314                   10307
 8/31/04              10951                   10687                   10684
 9/30/04              11060                   10753                   10769
10/31/04              11490                   11251                   11345
11/30/04              11806                   11676                   11716
12/31/04              11503                   12200                   12046

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

PERFORMANCE REVIEW -- (CONTINUED)

                     COHEN & STEERS UTILITY FUND -- CLASS C


                              TOTAL RETURNS
                      FOR PERIODS ENDED DEC. 31, 2004
                         SINCE INCEPTION (5/3/04)
------------------------------------------------------
Fund                             19.96%(c)
S&P 1500 Utilities Index(a)       22%
Philadelphia Utility Index(a)    20.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                Cohen & Steers                  S&P 1500                Philadelphia
                Utility Fund-Class C            Utility Index           Utility Index
                --------------------            -------------           --------------
  5/3/04            10000                           10000                   10000
 5/31/04            10314                           10047                   10053
 6/30/04            10506                           10171                   10141
 7/31/04            10628                           10314                   10307
 8/31/04            10951                           10687                   10684
 9/30/04            11060                           10753                   10769
10/31/04            11490                           11251                   11345
11/30/04            11815                           11676                   11716
12/31/04            12017                           12200                   11996


                     COHEN & STEERS UTILITY FUND -- CLASS I

                              TOTAL RETURNS
                      FOR PERIODS ENDED DEC. 31, 2004
                         SINCE INCEPTION (5/3/04)
------------------------------------------------------
Fund                          21.98%
S&P 1500 Utilities Index(a)      22%
Philadelphia Utility Index(a)  20.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            Cohen & Steers                 S&P 1500                      Philadelphia
            Utility Fund - Class I         Utilities Index               Utility Index
            ----------------------         ---------------               -------------
  5/3/04          100000                       100000                         100000
 5/31/04          103230                       100470                         100530
 6/30/04          105240                       101710                         101410
 7/31/04          106540                       103140                         103070
 8/31/04          109950                       106870                         106840
 9/30/04          111130                       107530                         107690
10/31/04          115520                       112510                         113450
11/30/04          118780                       116760                         117160
12/31/04          121980                       122000                         120460


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND SHARES, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. MONTH-END PERFORMANCE INFORMATION MAY BE OBTAINED BY VISITING OUR WEBSITE AT COHENANDSTEERS.COM. THE PERFORMANCE TABLE AND GRAPH
DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS ON THE REDEMPTION OF FUND SHARES. THROUGH DECEMBER 31, 2005,
THE ADVISOR HAS CONTRACTUALLY AGREED TO WAIVE ITS FEE AND/OR REIMBURSE THE
FUND FOR EXPENSES INCURRED TO THE EXTENT NECESSARY TO MAINTAIN THE FUND'S OPERATING EXPENSES AT 1.50% FOR THE CLASS A SHARES, 2.15% FOR THE CLASS B SHARES AND CLASS C SHARES AND 1.15% FOR THE CLASS I SHARES. WITHOUT THIS ARRANGEMENT FUND RETURNS WOULD HAVE BEEN LOWER.

(a) The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(b) Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been 21.80% since inception.

(c) Returns reflected include a deferred sales charge of 5%. Without the deferred sales charge, the total return would have been 21.08%.

(d) Returns reflected include a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been 21.17%.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                                EXPENSE EXAMPLE

    As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

                                ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   EXPENSES AND VALUE OF A $1,000 INVESTMENT
                  For Period July 1 through December 31, 2004

                   ACTUAL FUND RETURN                       CLASS A     CLASS B     CLASS C     CLASS I
                   ------------------                       -------     -------     -------     -------
Beginning Account Value July 1, 2004.....................  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value December 31, 2004...................  $1,157.40   $1,153.50   $1,153.30   $1,159.20
Expenses Paid per $1,000(a)..............................  $    8.13   $   11.64   $   11.64   $    6.24

               HYPOTHETICAL 5% FUND RETURN                  CLASS A     CLASS B     CLASS C     CLASS I
               ---------------------------                  -------     -------     -------     -------
Beginning Account Value July 1, 2004.....................  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value December 31, 2004...................  $1,017.50   $1,014.19   $1,014.19   $1,019.28
Expenses Paid per $1,000(a)..............................  $    7.64   $   10.94   $   10.94   $    5.86

                ANNUALIZED EXPENSE RATIO                    CLASS A     CLASS B     CLASS C     CLASS I
                ------------------------                    -------     -------     -------     -------
Cohen & Steers Utility Fund..............................       1.50%       2.15%       2.15%       1.15%

-------------------
(a) Expenses are equal to the fund's annualized expense ratio (net of waiver) for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by 366.

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                                       7

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                        COHEN & STEERS UTILITY FUND, INC.

                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                  MARKET        % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                   ----------   ----------
 1.  Exelon Corp..............................................  $1,863,412      4.08%
 2.  TXU Corp.................................................   1,641,825      3.60
 3.  E.ON AG (ADR)(a).........................................   1,626,170      3.56
 4.  Duke Energy Corp.........................................   1,564,735      3.43
 5.  FPL Group................................................   1,541,794      3.38
 6.  Southern Co..............................................   1,408,577      3.09
 7.  Entergy Corp.............................................   1,394,990      3.06
 8.  PG & E Corp..............................................   1,382,950      3.03
 9.  PPL Corp.................................................   1,370,628      3.00
10.  Ameren Corp..............................................   1,253,299      2.75

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)

Electric-Integrated            61.59%
Other                           8.63%
Electric-Distribution           7.93%
Gas-Integrated                  5.93%
Cash & Other Net Assets in
    Excess of Liabilities       5.08%
Office                          3.51%
Gas-Distribution                3.23%
Finance                         1.47%
Insurance                       1.37%
Hotel                           1.26%

-------------------
(a) (ADR) American Depositary Receipts.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                    NUMBER                      YIELD
                                                  OF SHARES       VALUE      (UNAUDITED)(a)
                                                  ----------   -----------   --------------
COMMON STOCK                            78.86%(b)
  UTILITIES                             78.86%
    ELECTRIC -- INTEGRATED              60.59%
         Ameren Corp............................      24,996   $ 1,253,299       5.07%
         American Electric Power Co.............      23,952       822,512       4.08
         Cinergy Corp...........................      21,914       912,280       4.52
         Cleco Corp.............................      17,878       362,208       4.44
         DTE Energy Co..........................      27,890     1,202,896       4.78
         Dominion Resources.....................      17,907     1,213,020       3.93
         Duke Energy Corp.......................      61,774     1,564,735       4.34
         E.ON AG (ADR)c.........................      17,870     1,626,170       3.09
         Edison International...................      35,995     1,152,920       3.12
         Entergy Corp...........................      20,639     1,394,990       3.20
         Exelon Corp............................      42,283     1,863,412       3.63
         FirstEnergy Corp.......................      22,310       881,468       4.18
         FPL Group..............................      20,626     1,541,794       3.64
         Hawaiian Electric Industries...........       5,024       146,450       4.25
         NiSource...............................      16,217       369,423       4.04
         PG & E Corp............................      41,555     1,382,950       3.64
         PPL Corp...............................      25,725     1,370,628       3.08
         Pinnacle West Capital Corp.............      11,514       511,337       4.28
         Progress Energy........................      19,393       877,339       5.22
         Public Service Enterprise Group........      21,092     1,091,933       4.25
         Puget Energy...........................      18,634       460,260       4.05
         SCANA Corp.............................      18,481       728,151       3.71
         Scottish Power plc (ADR)...............      16,817       524,018       4.11
         Southern Co............................      42,022     1,408,577       4.27
         TXU Corp...............................      25,431     1,641,825       3.49
         Westar Energy..........................      24,687       564,592       4.02
         Xcel Energy............................      43,161       785,530       4.56
                                                               -----------
                                                                27,654,717
                                                               -----------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.
(b) Percentages indicated are based on net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                    NUMBER                      YIELD
                                                   OF SHARES      VALUE      (UNAUDITED)
                                                   ---------   -----------   ------------
    ELECTRIC -- DISTRIBUTION               7.93%
         Consolidated Edison.....................     23,990   $ 1,049,563       5.17%
         Energy East Corp........................     21,766       580,717       4.12
         National Grid Transco plc (ADR).........     21,482     1,030,921       4.44
         NSTAR...................................     10,968       595,343       4.09
         Pepco Holdings..........................     17,003       362,504       4.69
                                                               -----------
                                                                 3,619,048
                                                               -----------
    GAS -- DISTRIBUTION                    3.18%
         AGL Resources...........................     17,463       580,470       3.49
         Atmos Energy Corp.......................      5,270       144,135       4.53
         New Jersey Resources Corp...............      3,761       163,002       3.14
         Vectren Corp............................     21,094       565,319       4.40
                                                               -----------
                                                                 1,452,926
                                                               -----------
    GAS -- INTEGRATED                      5.93%
         Energen Corp............................     10,575       623,396       1.31
         Equitable Resources.....................     15,749       955,334       2.51
         KeySpan Corp............................     10,640       419,748       4.61
         Sempra Energy...........................     19,359       710,088       2.73
                                                               -----------
                                                                 2,708,566
                                                               -----------
    PIPELINES                              1.23%
         Questar Corp............................     10,999       560,509       1.69
                                                               -----------
         TOTAL UTILITIES.........................               35,995,766
                                                               -----------
              TOTAL COMMON STOCK
                (Identified cost -- $33,637,093).               35,995,766
                                                               -----------



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                    NUMBER                      YIELD
                                                  OF SHARES       VALUE      (UNAUDITED)
                                                  ----------   -----------   ------------
PREFERRED SECURITIES -- $25 PAR VALUE    10.43%
    AGRICULTURAL CHEMICALS                0.20%
         Agrium, 8.00% (COPrS)..................       3,500   $    89,705       7.80%
                                                               -----------
    AUTOMOTIVE                            0.17%
         Delphi Trust I, 8.25%, due 10/15/33,
            Series A............................       3,100        77,221       8.27
                                                               -----------
    FINANCE                               0.08%
         MBNA Capital, 8.125%, Series D
            (TruPS).............................       1,300        35,022       7.54
                                                               -----------
    MEDIA                                 1.05%
       CABLE TELEVISION                   0.86%
         Shaw Communications, 8.45%, Series A
            (COPrS).............................       5,297       133,749       8.36
         Shaw Communications, 8.50%, Series B
            (COPrS).............................      10,200       259,080       8.39
                                                               -----------
                                                                   392,829
                                                               -----------
       DIVERSIFIED SERVICES               0.19%
         Liberty Media Corp., 8.75% (CBTCS).....         800        21,792       8.04
         Liberty Media Corp., 8.75% (PPLUS).....       2,350        64,178       8.02
                                                               -----------
                                                                    85,970
                                                               -----------
         TOTAL MEDIA............................                   478,799
                                                               -----------
    REAL ESTATE                           7.88%
       DIVERSIFIED                        0.94%
         iStar Financial, 7.875%, Series E......       1,200        31,488       7.51
         iStar Financial, 7.65%, Series G.......       8,000       206,400       7.40
         iStar Financial, 7.50%, Series I.......       6,200       158,162       7.37
         PS Business Parks, 7.95%, Series K.....       1,300        34,320       7.54
                                                               -----------
                                                                   430,370
                                                               -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                    NUMBER                      YIELD
                                                   OF SHARES      VALUE      (UNAUDITED)
                                                   ---------   -----------   ------------
       HEALTH CARE                         0.41%
         Health Care REIT, 7.625%, Series F......      5,200   $   131,300       7.56%
         LTC Properties, 8.00%, Series F.........      2,200        57,970       7.59
                                                               -----------
                                                                   189,270
                                                               -----------
       HOTEL                               1.26%
         Ashford Hospitality Trust, 8.55%,
            Series A.............................      8,300       214,970       8.26
         Innkeepers USA Trust, 8.00%, Series C...     14,000       360,500       7.77
                                                               -----------
                                                                   575,470
                                                               -----------
       OFFICE                              3.51%
         Alexandria Real Estate Equities,
            8.375%, Series C.....................      3,850       101,910       7.90
         Corporate Office Properties Trust,
            8.00%, Series G......................      2,100        55,650       7.55
         CRT Properties, 8.50%, Series A.........      3,900       102,687       8.09
         Cousins Properties, 7.50%, Series B.....      8,000       200,960       7.48
         Highwoods Properties, 8.00%, Series B...     12,300       311,559       7.90
         Highwoods Properties, 8.00%, Series D...     10,553       265,619       7.95
         Kilroy Realty Corp., 7.50%, Series F....      3,600        91,116       7.43
         Maguire Properties, 7.625%, Series A....     14,450       369,920       7.46
         SL Green Realty Corp., 7.875%,
            Series D.............................      3,950       102,503       7.59
                                                               -----------
                                                                 1,601,924
                                                               -----------
    RESIDENTIAL                            1.14%
       APARTMENT                           0.80%
         Apartment Investment and Management Co.,
            8.00%, Series V......................     12,500       317,125       7.88
         Apartment Investment and Management Co.,
            7.875%, Series Y.....................      2,000        49,450       7.97
                                                               -----------
                                                                   366,575
                                                               -----------
       MANUFACTURED HOME                   0.34%
         Affordable Residential Communities,
            8.25%, Series A......................      5,900       153,872       7.90
                                                               -----------
         TOTAL RESIDENTIAL.......................                  520,447
                                                               -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                               DIVIDEND
                                                    NUMBER                      YIELD
                                                   OF SHARES      VALUE      (UNAUDITED)
                                                   ---------   -----------   ------------
    SHOPPING CENTER                        0.62%
       COMMUNITY CENTER                    0.09%
         Cedar Shopping Centers, 8.875%,
            Series A.............................      1,500   $    39,570       8.42%
                                                               -----------
       REGIONAL MALL                       0.53%
         CBL & Associates Properties, 7.75%,
            Series C.............................        900        23,652       7.38
         Mills Corp., 9.00%, Series C............      1,000        27,800       8.09
         Mills Corp., 8.75%, Series E............        300         8,508       7.72
         Taubman Centers, 8.00%, Series G........      7,000       181,650       7.71
                                                               -----------
                                                                   241,610
                                                               -----------
         TOTAL SHOPPING CENTER...................                  281,180
                                                               -----------
         TOTAL REAL ESTATE.......................                3,598,661
                                                               -----------
    UTILITIES                              1.05%
       ELECTRIC -- INTEGRATED              1.00%
         Energy East Capital Trust I, 8.25%......      1,300        34,879       7.68
         NVP Capital I, 8.20%, due 3/31/37,
            Series A.............................      2,400        60,720       8.10
         NVP Capital III, 7.75%, due 9/30/38,
            Series B.............................     14,400       363,600       7.68
                                                               -----------
                                                                   459,199
                                                               -----------
       GAS -- DISTRIBUTION                 0.05%
         AGL Capital Trust II, 8.00% (TruPS).....        800        21,224       7.54
                                                               -----------
         TOTAL UTILITIES.........................                  480,423
                                                               -----------
              TOTAL PREFERRED SECURITIES --
                $25 PAR VALUE
                (Identified cost --$4,700,514)...                4,759,831
                                                               -----------
  PREFERRED SECURITIES -- CAPITAL TRUST    2.76%
    FINANCE -- DIVERSIFIED FINANCIAL
       SERVICES                            1.39%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)...............    600,000       634,871       7.56
                                                               -----------
    INSURANCE -- MULTI-LINE                1.37%
         AFC Capital Trust I, 8.207%, due
            02/03/27, Series B...................    600,000       626,204       7.87
                                                               -----------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --$1,244,544)...                1,261,075
                                                               -----------

                   See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                     PRINCIPAL
                                                       AMOUNT        VALUE
                                                     ----------   -----------
CORPORATE BOND                               2.87%
    CELLULAR TELECOMMUNICATIONS              1.17%
         Rogers Wireless Communications,
            8.00%, due 12/15/12, 144A.............   $  500,000   $   531,250
                                                                  -----------
    MEDICAL -- HOSPITALS                     0.82%
         Columbia/HCA, 7.50%, due 11/15/95........      400,000       375,665
                                                                  -----------
    TELEPHONE -- INTEGRATED                  0.88%
         Citizens Communications Co., 9.00%,
            due 8/15/31...........................      350,000       401,625
                                                                  -----------
         TOTAL CORPORATE BOND
            (Identified cost -- $1,268,606).......                  1,308,540
                                                                  -----------
COMMERCIAL PAPER                             3.35%
         State Street Corp., 1.70%,
            due 01/03/2005
            (Identified cost -- $1,529,856).......    1,530,000     1,529,856
                                                                  -----------
TOTAL INVESTMENTS (Identified
  cost -- $42,380,613)..................    98.27%                 44,855,068
OTHER ASSETS IN EXCESS OF LIABILITIES...     1.73%                    790,734
                                           ------                 -----------
NET ASSETS APPLICABLE TO COMMON
  SHARES................................   100.00%                $45,645,802
                                           ------                 -----------
                                           ------                 -----------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

                       ADR           American Depositary Receipt
                       CBTCS         Corporate Backed Trust Certificates
                       COPrS         Canadian Origin Preferred Securities
                       PPLUS         Preferred Plus Trust
                       TruPS         Trust Prerferred Securities

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value
       (Identified cost -- $42,380,613) (Note 1)............  $44,855,068
    Receivable for fund shares sold.........................      606,661
    Dividends and interest receivable.......................      165,124
    Receivable due from advisor.............................      239,461
    Other assets............................................           57
                                                              -----------
         Total Assets.......................................   45,866,371
                                                              -----------
LIABILITIES:
    Payable to investment advisor...........................       65,339
    Payable for reports to shareholders.....................       33,375
    Payable for investment securities purchased.............       25,520
    Payable for distribution fees...........................       25,027
    Payable for professional fees...........................       21,331
    Payable to administrator................................       13,561
    Payable for shareholder servicing fees..................        8,881
    Payable for fund shares redeemed........................        6,601
    Payable for directors fees..............................        1,500
    Payable to custodian....................................        1,105
    Other liabilities.......................................       18,329
                                                              -----------
         Total Liabilities..................................      220,569
                                                              -----------
NET ASSETS..................................................  $45,645,802
                                                              -----------
                                                              -----------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $43,206,731
    Accumulated net realized loss on investments............      (35,384)
    Net unrealized appreciation on investments..............    2,474,455
                                                              -----------
                                                              $45,645,802
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2004

CLASS A SHARES:
    NET ASSETS..............................................  $26,906,548
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    1,952,809
                                                              -----------
    Net asset value and redemption price per share..........  $     13.78
                                                              -----------
                                                              -----------
    Maximum offering price per share ($13.78[div]0.955)(a)..  $     14.43
                                                              -----------
                                                              -----------
CLASS B SHARES:
    NET ASSETS..............................................  $ 2,869,407
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................      208,781
                                                              -----------
    Net asset value and offering price per share(b).........  $     13.74
                                                              -----------
                                                              -----------
CLASS C SHARES:
    NET ASSETS..............................................  $14,567,512
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    1,059,251
                                                              -----------
    Net asset value and offering price per share(b).........  $     13.75
                                                              -----------
                                                              -----------
CLASS I SHARES:
    NET ASSETS..............................................  $ 1,302,335
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................       94,509
                                                              -----------
    Net asset value, offering and redemption value per
       share................................................  $     13.78
                                                              -----------
                                                              -----------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                            STATEMENT OF OPERATIONS
            FOR THE PERIOD MAY 3, 2004(a) THROUGH DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income (net of $1,339 of foreign withholding
       tax).................................................  $  396,204
    Interest income.........................................      26,466
                                                              ----------
         Total Income.......................................     422,670
                                                              ----------
Expenses:
    Professional fees.......................................      68,723
    Investment advisory fees (Note 2).......................      67,462
    Administration and transfer agent fees (Note 2).........      61,618
    Shareholder reporting expenses..........................      50,251
    Custodian fees and expenses.............................      41,080
    Directors' fees and expenses (Note 2)...................      36,834
    Registration and filing fees............................      14,240
    Distribution fees -- Class A (Note 2)...................      11,300
    Distribution fees -- Class B (Note 2)...................       5,550
    Distribution fees -- Class C (Note 2)...................      22,537
    Shareholder servicing fees -- Class A (Note 2)..........       4,520
    Shareholder servicing fees -- Class B (Note 2)..........       1,850
    Shareholder servicing fees -- Class C (Note 2)..........       7,512
    Line of credit fees (Note 6)............................         240
    Miscellaneous...........................................       4,020
                                                              ----------
         Total Expenses.....................................     397,737
    Reduction of Expenses (Note 2)..........................    (241,026)
                                                              ----------
         Net Expenses.......................................     156,711
                                                              ----------
Net Investment Income.......................................     265,959
                                                              ----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................       1,906
    Net change in unrealized appreciation on investments....   2,474,455
                                                              ----------
         Net realized and unrealized gain on investments....   2,476,361
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $2,742,320
                                                              ----------
                                                              ----------

-------------------
(a) Commencement of Operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE PERIOD
                                                               MAY 3, 2004(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              -----------------
Change in Net Assets:
    From Operations:
         Net investment income..............................     $   265,959
         Net realized loss on investments...................           1,906
         Net change in unrealized appreciation on
            investments.....................................       2,474,455
                                                                 -----------
              Net increase in net assets resulting from
                operations..................................       2,742,320
                                                                 -----------
    Dividends and Distributions to Shareholders from (Note
       1):
         Net investment income:
              Class A.......................................        (164,473)
              Class B.......................................         (16,599)
              Class C.......................................         (72,168)
              Class I.......................................         (15,475)
         Net realized gain on investments:
              Class A.......................................         (22,004)
              Class B.......................................          (2,322)
              Class C.......................................         (11,877)
              Class I.......................................          (1,087)
         Tax return of capital:
              Class A.......................................          (7,584)
              Class B.......................................            (765)
              Class C.......................................          (3,328)
              Class I.......................................            (714)
                                                                 -----------
                   Total dividends and distributions to
                     shareholders...........................        (318,396)
                                                                 -----------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions....................................      43,121,603
                                                                 -----------
              Total increase in net assets..................      45,545,527
    Net Assets:
         Beginning of year..................................         100,275
                                                                 -----------
         End of year........................................     $45,645,802
                                                                 -----------
                                                                 -----------

-------------------
(a) Commencement of Operations

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                               CLASS A             CLASS B             CLASS C             CLASS I
                                          -----------------   -----------------   -----------------   -----------------
                                           FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                           MAY 3, 2004(a)      MAY 3, 2004(a)      MAY 3, 2004(a)      MAY 3, 2004(a)
                                               THROUGH             THROUGH             THROUGH             THROUGH
PER SHARE OPERATING PERFORMANCE:          DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004
--------------------------------          -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period....       $11.46            $    11.46          $    11.46            $11.46
                                               ------            ----------          ----------            ------
Income from investment operations:
   Net investment income................         0.29(b)               0.21(b)             0.22(b)           0.27(b)
   Net realized and unrealized gain on
     investments........................         2.20                  2.20                2.20              2.24
                                               ------            ----------          ----------            ------
       Total from investment
         operations.....................         2.49                  2.41                2.42              2.51
                                               ------            ----------          ----------            ------
Less dividends and distributions to
 shareholders from:
   Net investment income................        (0.14)                (0.10)              (0.10)            (0.17)
   Net realized gain on investments.....        (0.02)                (0.02)              (0.02)            (0.01)
   Tax return of capital................        (0.01)                (0.01)              (0.01)            (0.01)
                                               ------            ----------          ----------            ------
Total dividends and distributions to
 shareholders...........................        (0.17)                (0.13)              (0.13)            (0.19)
                                               ------            ----------          ----------            ------
   Net increase in net asset value......         2.32                  2.28                2.29              2.32
                                               ------            ----------          ----------            ------
Net asset value, end of period..........       $13.78            $    13.74          $    13.75            $13.78
                                               ------            ----------          ----------            ------
                                               ------            ----------          ----------            ------
-----------------------------------------------------------------------------------------------------------------
Total investment return(c)..............        21.80%(d)             21.08%(d)           21.17%(d)         21.98%(d)
                                               ------            ----------          ----------            ------
                                               ------            ----------          ----------            ------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions)...        $26.9                $2.9               $14.6                $1.3
                                               ------            ----------          ----------            ------
                                               ------            ----------          ----------            ------
Ratio of expenses to average daily net
 assets (before expense reduction)(e)...         3.55%                 4.66%               4.49%             9.33%
                                               ------            ----------          ----------            ------
                                               ------            ----------          ----------            ------
Ratio of expenses to average daily net
 assets (net of expense reduction)(e)...         1.50%                 2.15%               2.15%             1.15%
                                               ------            ----------          ----------            ------
                                               ------            ----------          ----------            ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)(e)..................         1.26%                -0.11%               0.15%            -4.92%
                                               ------            ----------          ----------            ------
                                               ------            ----------          ----------            ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)(e)..................         3.31%                 2.39%               2.49%             3.26%
                                               ------            ----------          ----------            ------
                                               ------            ----------          ----------            ------
Portfolio turnover rate.................        16.03%(d)             16.03%(d)           16.03%(d)         16.03%(d)
                                               ------            ----------          ----------            ------
                                               ------            ----------          ----------            ------

-------------------
(a) Commencement of Operations.
(b) Calculation based on average shares outstanding.
(c) Does not reflect sales charges, which would reduce return.
(d) Not annualized.
(e) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company. The fund had no operations until March 19, 2004 when it sold 10 shares each of Class A, B, C, and 8,720 shares of Class I for $100,275 to Cohen & Steers Capital Management, Inc. Investment operations commenced on May 3, 2004. There are 200,000,000 shares of $0.01 par value common stock authorized which are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes most closely reflect the value of such securities. Any securities for which market

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investment as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the advisor receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the fund up to and including $1.5 billion and 0.65% of the average daily net asset above $1.5 billion. For the period May 3, 2004 (commencement of operations) through December 31, 2004, the fund incurred $67,462 in advisory fees.

    Through December 31, 2005, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's operating expenses at 1.50% for the Class A shares, 2.15% for the Class B shares and Class C shares and 1.15% for the Class I shares. For the period May 3, 2004 (commencement of operations) through December 31, 2004, expenses totaling $241,026 were reduced under this agreement.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee of 0.02% of the fund's average daily net assets. For period May 3, 2004 (commencement of operations) through December 31, 2004, the fund paid the advisor $47,314 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor, distributes the shares of the fund. The fund has adopted a distribution plan (the plan) on behalf of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the period May 3, 2004 (commencement of operations) through December 31, 2004, the fund paid $39,387 in fees under the plan. For the period May 3, 2004 (commencement of operations) through December 31, 2004, the fund has been advised that the distributor received $4,271 in sales commissions from the sale of Class A shares and that the distributor also received $4,029 and $1,532 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B & C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B & C shares, including payments to dealers and other financial intermediaries for selling Class B & C shares and interest and other financing costs of associated with Class B & C shares.

    Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) the fund's Class B and C shares. For the period May 3, 2004 (commencement of operations) through December 31, 2004, the fund paid $13,882 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the period May 3, 2004 (commencement of operations) through December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $36,834.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period ended December 31, 2004 totaled $43,374,680 and $2,518,964, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $12,391 for the period May 3, 2004 (commencement of operations) through December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.





--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                          FOR THE PERIOD
                                                           MAY 3, 2004
                                                             THROUGH
                                                        DECEMBER 31, 2004
                                                        -----------------
Ordinary income:
    Class A...........................................       $183,441
    Class B...........................................         18,600
    Class C...........................................         82,406
    Class I...........................................         16,412
Long term capital gain:
    Class A...........................................          3,036
    Class B...........................................            321
    Class C...........................................          1,639
    Class I...........................................            150
Tax return of capital:
    Class A...........................................          7,584
    Class B...........................................            765
    Class C...........................................          3,328
    Class I...........................................            714
                                                             --------
         Total dividends and distributions to
            shareholders..............................       $318,396
                                                             --------
                                                             --------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the period May 3, 2004 (commencement of operations) through December 31, 2004, the fund decreased undistributed net investment loss by $2,756 and decreased paid-in-capital by $2,756, related primarily to non-deductible 12b-1 fees for tax purposes. For the year ended December 31, 2004, the Fund did not have any undistributed ordinary income or capital gains.

    At December 31, 2004 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost.....................................  $42,415,997
                                                     -----------
                                                     -----------
Gross unrealized appreciation......................  $ 2,472,888
Gross unrealized depreciation......................      (33,817)
                                                     -----------
Net unrealized appreciation........................  $ 2,439,071
                                                     -----------
                                                     -----------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sale losses deferred on portfolio securities.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                                     FOR THE PERIOD
                                                      MAY 3, 2004
                                                    (COMMENCEMENT OF
                                                  OPERATIONS) THROUGH
                                                   DECEMBER 31, 2004
                                                ------------------------
                                                  SHARES       AMOUNT
                                                ----------   -----------
CLASS A:
Sold..........................................   1,975,846   $26,027,711
Issued as reinvestment of dividends...........       2,670        36,012
Redeemed......................................     (25,717)     (335,483)
                                                ----------   -----------
Net increase..................................   1,952,799   $25,728,240
                                                ----------   -----------
                                                ----------   -----------
CLASS B:
Sold..........................................     223,491   $ 2,851,112
Issued as reinvestment of dividends...........          66           905
Redeemed......................................     (14,786)     (201,544)
                                                ----------   -----------
Net increase..................................     208,771   $ 2,650,473
                                                ----------   -----------
                                                ----------   -----------
CLASS C:
Sold..........................................   1,082,605   $14,056,872
Issued as reinvestment of dividends...........         344         4,638
Redeemed......................................     (23,708)     (312,480)
                                                ----------   -----------
Net increase..................................   1,059,241   $13,749,030
                                                ----------   -----------
                                                ----------   -----------
CLASS I:
Sold..........................................      84,984   $   983,321
Issued as reinvestment of dividends...........       1,309        17,275
Redeemed......................................        (504)       (6,736)
                                                ----------   -----------
Net increase..................................      85,789   $   993,860
                                                ----------   -----------
                                                ----------   -----------

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., and Cohen & Steers Realty Income Fund, Inc. has entered into a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement.

    During the period May 3, 2004 (commencement of operations) through December 31, 2004, the fund did not utilize the line of credit. For the period May 3, 2004 (commencement of operations) through December 31, 2004, the fund paid commitment fees of $240.







--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Utility Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Utility Fund, Inc. (the 'Fund') at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period May 3, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                                                    PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $279,160. Additionally, the fund designates long term capital gains distributions of $2,531 at the 15% rate and $2,615 at the 25% rate or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to the Federal, state, and local tax status of the income received.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned to shareholders for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors. The directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the fund.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                                                        NUMBER OF
                                                                                      FUNDS WITHIN
                                                                                          FUND
                                                                                         COMPLEX
                                                            PRINCIPAL OCCUPATION       OVERSEEN BY
                                                            DURING PAST 5 YEARS         DIRECTOR       LENGTH
                         POSITION(S) HELD     TERM OF         (INCLUDING OTHER         (INCLUDING      OF TIME
NAME, ADDRESS AND AGE(a)    WITH FUND         OFFICE        DIRECTORSHIPS HELD)         THE FUND)      SERVED
-----------------------     ---------         ------        -------------------         ---------      ------
Interested Directors(b)
Robert H. Steers .....  Director, chairman  Until next   Co-chairman and co-chief          14         Since
Age: 51                 of the board, and   election of  executive officer of the                     inception
                            secretary        directors   advisor since 2003 and
                                                         prior to that, chairman of
                                                         the advisor. President of
                                                         Cohen & Steers Securities,
                                                         LLC, the fund's
                                                         distributor.

Martin Cohen .........      Director,       Until next   Co-chairman and co-chief          14         Since
Age: 55                   president and     election of  executive officer of the                     inception
                            treasurer        directors   advisor since 2003 and
                                                         prior to that, president
                                                         of the advisor. Vice
                                                         president of Cohen &
                                                         Steers Securities, LLC,
                                                         the fund's distributor.
Disinterested
Directors
Bonnie Cohen(c) ......       Director       Until next   Consultant. Prior thereto,        14         Since
Age: 61                                     election of  Undersecretary of State,                     inception
                                             directors   United States Department
                                                         of State. Director of
                                                         Wellsford Real Properties,
                                                         Inc.

                                                  (table continued on next page)
-----------------------
(a) The address for each director is 757 Third Avenue, New York, NY 10017.
(b) "Interested person," as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(c) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

(table continued from previous page)

                                                                                        NUMBER OF
                                                                                      FUNDS WITHIN
                                                                                          FUND
                                                                                         COMPLEX
                                                            PRINCIPAL OCCUPATION       OVERSEEN BY
                                                            DURING PAST 5 YEARS         DIRECTOR       LENGTH
                         POSITION(S) HELD     TERM OF         (INCLUDING OTHER         (INCLUDING      OF TIME
NAME, ADDRESS AND AGE(a)    WITH FUND         OFFICE        DIRECTORSHIPS HELD)         THE FUND)      SERVED
-----------------------     ---------         ------        -------------------         ---------      ------
George Grossman              Director       Until next   Attorney-at-law.                  14         Since
Age: 50                                     election of                                               inception
                                             directors

Richard E. Kroon .....       Director       Until next   Board member of Finlay            14         2004 to
Age: 62                                     election of  Enterprises, Inc.                            present
                                             directors   (operator of department
                                                         store fine jewelry leased
                                                         departments), and several
                                                         private companies; member
                                                         of Investment
                                                         Subcommittee, Monmouth
                                                         University; retired
                                                         Chairman and Managing
                                                         Partner of Sprout Group
                                                         venture capital funds,
                                                         then an affiliate of
                                                         Donaldson, Lufkin and
                                                         Jenrette Securities
                                                         Corporation; and former
                                                         chairman of the National
                                                         Venture Capital
                                                         Association.

Richard J. Norman.....       Director       Until next   Private investor. President of the           14         Since
Age: 61                                     election of  Board of Directors of Maryland                          inception
                                             directors   Public Television and board member
                                                         of The Salvation Army. Prior thereto,
                                                         investment representative of Morgan
                                                         Stanley Dean Witter.

Frank K. Ross ........       Director       Until next   Board member of NCRIC Group, Inc.            14         2004 to
Age: 61                                     election of  (insurance) and Pepco Holdings, Inc.                    present
                                             directors   (electric utility). Formerly,
                                                         Midatlantic Area Managing Partner for
                                                         Audit and Risk Advisory Services at
                                                         KPMG LLP and Managing Partner of its
                                                         Washington, DC office.

Willard H. Smith, Jr.        Director       Until next   Board member of Essex Property Trust,        14         Since
Age: 68                                     election of  Inc., Highwoods Properties, Inc.,                       inception
                                             directors   Realty Income Corporation and Crest
                                                         Net Lease, Inc. Managing Director at
                                                         Merrill Lynch & Co., Equity Capital
                                                         Markets Division from 1983 to 1995.

                                                  (table continued on next page)
-------------------
(a) The address for each director is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

(table continued from previous page)

                                                                                                   NUMBER OF
                                                                                                 FUNDS WITHIN
                                                                                                     FUND
                                                                                                    COMPLEX
                                                                 PRINCIPAL OCCUPATION             OVERSEEN BY
                                                                  DURING PAST 5 YEARS              DIRECTOR       LENGTH
                         POSITION(S) HELD     TERM OF              (INCLUDING OTHER               (INCLUDING      OF TIME
NAME, ADDRESS AND AGE(a)     WITH FUND         OFFICE              DIRECTORSHIPS HELD)              THE FUND)      SERVED
-----------------------      ---------         ------              -------------------              ---------      ------
C. Edward Ward, Jr.          Director       Until next   Member of the board of trustees of           14         2004 to
Age: 58                                     election of  Manhattan College, Riverdale, New                       present
                                             directors   York. Formerly head of closed-end
                                                         fund listings for the New York Stock
                                                         Exchange.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                             POSITION(S) HELD
 NAME, ADDRESS AND AGE(a)       WITH FUND            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 -----------------------        ---------            ----------------------------------------
Robert Becker ...........                        Senior vice president of the advisor since 2003.
Age: 35                                          Prior to that, Mr. Becker was a co-portfolio
                                                 manager, Franklin Templeton Investments; and has
                                                 also held positions in equity research for the
                                                 utility sector, Salomon Smith Barney and Scudder,
                                                 Stevens and Clark.

Adam M. Derechin ........   Vice president and   Chief operating officer of the advisor since 2003
Age: 40                    assistant treasurer   and prior to that, senior vice president of the
                                                 advisor.

William F. Scapell ......                        Senior vice president of the advisor since 2003.
Age: 38                                          Prior to that, director in the fixed-income
                                                 research department and chief investment
                                                 strategist for preferred securities at Merrill
                                                 Lynch & Co., Inc. Prior to working for Merrill
                                                 Lynch, Mr. Scapell was employed at the Federal
                                                 Reserve Bank of New York in both supervision and
                                                 monetary policy roles.

Lawrence B. Stoller .....  Assistant secretary   Executive vice president and general counsel of
Age: 41                                          the advisor, since 2004; Chief legal officer of
                                                 Cohen & Steers Securities, LLC. Prior to that,
                                                 senior vice president and general counsel of the
                                                 advisor, associate general Counsel, Neuberger
                                                 Berman Management, Inc. (money manager); and
                                                 assistant general counsel, The Dreyfus
                                                 Corporation (money manager).

John E. McLean ..........    Chief compliance    Vice president and associate general counsel of
Age: 34                          officer         Cohen & Steers Capital Management since September
                                                 2003. Prior to that, vice president, Law &
                                                 Regulation, J. & W. Seligman & Co. Incorporated
                                                 (money manager); and associate, Battle Fowler LLP
                                                 (law firm).

-------------------
(a) The address for each director is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                       COHEN & STEERS
                 REALTY INCOME FUND                                      REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
         A, B, C AND I SHARES AVAILABLE                      PRIMARILY IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO

                  FOR TOTAL RETURN:                                FOR CAPITAL APPRECIATION:

                   COHEN & STEERS                                       COHEN & STEERS
                    UTILITY FUND                                      REALTY FOCUS FUND

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C, AND I SHARES AVAILABLE
                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                          INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISOR
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Bonnie Cohen                             SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director
                                         TRANSFER AGENT
Richard E. Kroon                         Boston Financial Data Services, Inc.
Director                                 66 Brooks Drive
                                         Braintree, MA 02184
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Willard H. Smith Jr.                     Simpson Thacher & Bartlett LLP
Director                                 425 Lexington Avenue
                                         New York, NY 10017
C. Edward Ward, Jr.
Director                                 DISTRIBUTOR
                                         Cohen & Steers Securities, LLC
Robert Becker                            757 Third Avenue
Vice president                           New York, NY 10017

Adam Derechin                            Nasdaq Symbol: Class A - CSUAX
Vice president and assistant treasurer                  Class B - CSUBX
                                                        Class C - CSUCX
William F. Scapell                                      Class I - CSUIX
Vice president
                                         Web site: cohenandsteers.com
Lawrence B. Stoller
Assistant secretary                      This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Utility Fund, Inc. unless accompanied
                                         or preceded by the delivery of a
                                         currently effective prospectus
                                         setting forth details of the fund.
                                         Past performance is of course no
                                         guarantee of future results and your
                                         investment may be worth more or
                                         less at the time you sell.


--------------------------------------------------------------------------------
                                       33

                               COHEN & STEERS
                                UTILITY FUND



                             -----------------------
                                 ANNUAL REPORT
                                DECEMBER 31, 2004


COHEN & STEERS
UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                       2004    2003
                       ----    ----
Audit Fees           $48,500    N/A
Audit-Related Fees        --    N/A
Tax Fees              12,600    N/A
All Other Fees            --    N/A

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                       2004    2003
                       ----    ----
Audit-Related Fees        --    N/A
Tax Fees                  --    N/A
All Other Fees       $62,500    N/A

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e) (2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $80,600 and $0, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS UTILITY FUND, INC.


     By: /s/ Robert H. Steers
         ------------------------------
         Name: Robert H. Steers
         Title: Chairman

     Date: March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By: /s/ Robert H. Steers             By: /s/ Martin Cohen
         ------------------------------       ----------------------------------
         Name: Robert H. Steers               Name: Martin Cohen
         Title: Chairman, Secretary and       Title: President, Treasurer
                   and principal                        and principal
                   executive officer                    financial officer

     Date: March 8, 2005



                         STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................ 'SS'